CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Alternate Marketing Networks, Inc., a Delaware corporation (the "Company"), on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), the undersigned Chief Executive Officer of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the knowledge of the undersigned:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date(s) and for the period(s) indicated.



     Date: November 19, 2002      By:     /s/Adil Khan
                                  Name:   Adil Khan
                                  Title:  Chief Executive Officer